UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/01/2008

NUTRI SYSTEM INC DE
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28551

DE	23-3012204
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Welsh Road, Building 1, Suite 100, Horsham, PA 19044
(Address of principal executive offices, including zip code)

215 706 5302
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Effective as of March 1, 2008, the Board of Directors of NutriSystem, Inc. approved changes to the equity and cash compensation of its non-employee directors. These changes supersede the compensation arrangements with respect to non-employee directors that were in effect immediately prior to such date. A copy of the updated compensation policy for non-employee directors is attached as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

The following is a list of the exhibits filed as a part of this Form
8-K:

    Exhibit Number    Description of Exhibit

      10.1                   Compensation Policy for Non-Employee Directors

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRI SYSTEM INC DE

Date: March 06, 2008	By:	/s/ David D Clark
David D Clark
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Compensation Policy for Non-Employee Directors